Exhibit 99.1

The Howard Hughes Corporation – REITWeek Presentation June 3, 2014

The Howard Hughes Corporation (“HHC”) cautions that statements in this presentation that are forward-looking and provide other than historical information involve risks and uncertainties that may impact actual results and any future performance suggested by the forward-looking statements. The forward-looking statements in this presentation include statements relating to our anticipated financial and operating performance, our expectations regarding the real estate industry and the economy generally and our plans for development of our assets. These forward-looking statements are based on current management expectations and involve a number of risks and uncertainties, including, among other things, changes in the economic environment, particularly in the regions in which we operate, our ability to continue financing our investments in our properties, changes in our assumptions, including assumed rents, capitalization and development costs, and other changes in demand for our properties. If one or more of these or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, please see HHC’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. HHC cautions not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and undertakes no obligation to update or revise any forward-looking statements, except to the extent required by applicable law. In this presentation, we use non-GAAP financial measures, including Real Estate Property Earnings Before Taxes (“REP EBT”), Operating Assets Net Operating Income (“NOI”), net debt, and MPC net contribution. Please see pages 19-22 for non-GAAP reconciliations. Disclaimer and Safe Harbor Statement 1

The Howard Hughes Corporation Company overview HHC’s mission is to be the preeminent real estate developer and operator of master planned communities and mixed use properties across the United States. HHC owns a diversified and significantly undervalued portfolio of marquee assets spanning 16 states. Three core business segments: Master planned communities. Operating assets. Strategic developments. Potential to create significant incremental value from existing portfolio of assets. Legacy of under-managed assets from financial crisis. Alignment of incentives allows management to focus on long-term stewardship versus short term gains. CEO, President, CFO collectively invested $20 million in cash in the form of warrants and common equity. Management warrants are restricted until November 2016. World-class Board of Directors actively engaged in oversight of the business. Premier portfolio in geographically diverse markets 2 Master Planned Communities Operating Assets Strategic Developments Breakdown by segment (As of 3/31/2014) TTM revenue Total assets by segment The Woodlands The Shops at Summerlin Bridgeland South Street Seaport Ward Centers Summerlin Columbia

A distinguished legacy of more than six decades of real estate operations

Howard Hughes
THE HOWARD HUGHES CORPORATION

Pre-1990

1950s
Howard Hughes acquires land encompassing Summerlin MPC

1973
The vast Hughes empire becomes the Summa Corporation

1990's

1994
The Summa Corporation becomes The Howard Hughes Corporation

1996
Merges with The Rouse Company

2000's

2004
General Growth Properties acquires Rouse

2009
GGP files for bankruptcy

The "new" HHC begins

2010
- HHC tax-free spin-off from GGP
- $250 million raised via sale of warrants and common equity

2011
- Purchased remaining 47.5% of The Woodlands from JV partner

2012
- Retired ~ 6 million warrants eliminating overhang of legacy shareholders

2013/2014 and beyond
- Average price per superpad acre sold at Summerlin increased 120.3% YOY to $520,000 and average price per detached finished lot at The Woodlands increased 90.8% YOY to $208,000
- Commenced redevelopment of Pier 17 at South Street Seaport and construction at The Shops at Summerlin
- Sold-out and began construction on 206 unit condo tower at Ala Moana Center
- Launched public pre-sales on first two luxury towers at Ward Village on 2/1/2014 with deposits representing $609 million of gross sales revenue as of 5/1/2014 assuming all buyers close on their units
- Opened the Outlet Collection at Riverwalk over 99% leased in May 2014
- Leased and completed approximately 430,000 square feet of Class A office within The Woodlands which will contribute over $12 million of incremental annual NOI
- Continued development of commercial properties at The Woodlands: ExxonMobil build-to-suit, Kiewit build-to-suit, Two Hughes Landing, One Lake's Edge, Whole Foods anchored retail, Woodlands Resort & Conference Center, Creekside Village, Westin Waterway Hotel.

3

Seasoned senior management team with aligned incentives

Howard Hughes
THE HOWARD HUGHES CORPORATION

- Executive officers are equity owners having purchased $20 million of warrants and common equity
- Deep commercial real estate experience throughout HHC senior management and Board of Directors
- Incentivized to deliver long-term stability and profitability as Management and Board have a 31% economic interest in the Company[1]

Senior HHC Management	Industry (Years experience)	Directors	Background
David R. Weinreb *Chief Executive Officer*	29	William Ackman *Chairman*	Founder and CEO of Pershing Square Capital Management. Former Director of GGP from June 2009 to March 2010 and led its restructuring.
Grant Herlitz *President*	17	Adam Flatto *Director*	President of The Georgetown Company, a privately-held real estate investment and development company.
Andrew C. Richardson *Chief Financial Officer*	19	Jeffrey Furber *Director*	CEO of AEW Capital Management and Chairman of AEW Europe, which manage over $42 billion of real estate assets.
Peter F. Riley *General Counsel*	31	Gary Krow *Director*	President of Comdata Corp. and EVP of Ceridian from 1999 to 2007. President, CEO, and Director of GiftCertificates.com from 2008 until its sale in 2010.
Reuben Davidsohn *Chief Administrative Officer*	9	Allen Model *Director*	Co-Founder and Treasurer and Managing Director of Overseas Strategic Consulting. Member of Pershing Square's advisory board.
Christopher Curry *Sr. Exec. VP, Development*	21	R. Scot Sellers *Director*	Served as CEO of Archstone, one of the world's largest apartment companies, from 1997 through its sale in 2013. Developed, acquired and operated $40 billion of apartments communities across U.S.
John Simon *Exec. VP, Strategic Planning*	36	Steven Shepsman *Director*	Executive Managing Director and Founder of New World Realty Advisors. Chair of the Official Committee of Equity Holders in the Chapter 11 proceedings of GGP.
Paul Layne *Exec. VP, MPCs*	31	Burton Tansky *Director*	Former Non-Executive Chairman of The Neiman Marcus Group Inc. CEO and President of The Neiman Marcus Group Inc. from May 2004 to October 2010.
David Striph *Sr. VP, Hawaii*	29	Mary Ann Tighe *Director*	CEO of CBRE's New York Tri-State Region since 2002. Responsible for 77 million square feet of commercial transactions in New York region.
Andrew S. Zeitman *VP, Capital Markets*	12	David R. Weinreb *Director*	CEO of The Howard Hughes Corporation. Spent 17 years as Chairman and CEO of TPMC Realty Corporation.

Key management team members have an average of 22 years of industry experience and provide critical local expertise.

(1) Calculated on a fully-diluted basis assuming exercise of all warrants and options.

4

Steady cash flow base combined with meaningful value creation opportunities

Common ownership maximizes the real estate value in each of our business segments

($ in millions)

Master Planned Communities



✓ Valuable asset base generates substantial cash flow

- Substantial cash generated from residential lot sales to homebuilders and commercial land sales to developers.
- Meaningful growth upside from housing and economic rebound with entitlements representing over 62,000 remaining residential lots.
- Stability of Houston market blends well with significant upside of Las Vegas market.

MPC Net Contribution



$36
$74
$117
$123
2011
2012
2013
TTM
3/31/2014

Operating Assets



✓ Consistent stream of operating income

- Steady cash flow stream to support existing operations, repay debt and fund development opportunities.
- Anticipated growth from redevelopment of key trophy assets such as South Street Seaport and Ward Centers.
- Positioned to benefit from continued development of MPCs, which limit competition within their areas.

Net Operating Income



$55
$67
$6
$78
$27
$51
$75
$25
$50
2011
2012 (1)
2013 (2)
TTM (2) (3)
3/31/14

Strategic Developments



✓ Opportunity for substantial value enhancement

- Successful developments translate into rapid increases in NOI, MPC Net Contribution and residential sales.
- Projects financed with non-recourse project debt and equity in the form of contributed land and cash.

Estimated completion of major developments

2013	2014E	2015E	2016E
3 Waterway Square (2)	Shops at Summerlin	ExxonMobil Build-to-Suit	Ward Centers Phase I condo delivery
One Hughes Landing (2)	ONE Ala Moana	Kiewit Build-to-Suit	South Street Seaport Phase I
	Millennium Woodlands Phase II	Hughes Landing Retail & Multifamily	Westin Waterway Hotel
	Two Hughes Landing	Columbia Regional Building	
	Woodlands Resort		
	Riverwalk		

Note: 2011 includes Woodlands MPC assuming 100% ownership.
(1) Adjusted to include add back of $5.6 million loss at South Street Seaport.
(2) Adjusted to include add back of $15.2 million loss at South Street Seaport due to Super Storm Sandy, $1.3 million loss at Riverwalk due to redevelopment and $10.1 million of incremental NOI from recently completed projects.
(3) 3 Waterway Square opened in June 2013, One Hughes Landing opened September 19, 2013.

5

Key investment highlights Premier portfolio of master planned communities Diverse collection of trophy MPC assets strategically located in Houston, Las Vegas and Columbia, MD. Housing market and macroeconomic conditions stabilized and improving significantly in each market. High-quality, geographically diverse income-producing real estate assets Mix of retail, office, multifamily and resort assets. Cash flow contribution increases as development and redevelopment projects are completed. Robust development pipeline with meaningful near-term opportunities Major projects underway: South Street Seaport, ONE Ala Moana, Hughes Landing, Shops at Summerlin. Developments about to begin: Ward Village, The Woodlands Commercial. Conservative capital structure with low leverage and staggered debt maturities Net debt / net book capitalization ratio of 19%. Experienced leadership with significant personal stake in Company Management and Board of Directors have 31% economic interest in HHC. (1) Key management team members have an average of 22 years of industry experience and provide critical local expertise. Strong sponsorship from Pershing Square Capital Management. 6 1 2 3 4 5 (1) Calculated on a fully-diluted basis, assuming exercise of all warrants and options.

1 Premier portfolio of trophy master planned communities

- Large scale, long-term communities in proximity to major employment centers with integrated amenities, residential neighborhoods, commercial office space, retail shops and entertainment venues.
- Blend of residential and commercial land sales to third parties and opportunistic commercial development.
- Ability to control cash flow by calibrating pricing, timing and residential development spend.
- Auction process for lots and builder price participation within residential developments provide upside to already stable cash flows as housing recovery strengthens.

The Woodlands



Bridgeland



Summerlin



Columbia



Master planned community real estate overview

Community	Location	Total gross acres	Gross book value ($ mm) (1)	Remaining saleable acres: Residential	Remaining saleable acres: Commercial	Remaining saleable acres: Total	Other acres (2)	Remaining saleable residential lots	Projected community sell-out date
The Woodlands	Houston, TX	28,400	$198	623	563	1,186	290	2,064	2022
Bridgeland	Houston, TX	11,400	404	3,452	1,149	4,601	–	17,665	2036
Summerlin	Las Vegas, NV	22,500	880	4,804	873	5,677	–	42,000	2039
Columbia	Maryland	16,450	59	–	108	108	99	–	2022
Total		78,750	$1,541	8,879	2,693	11,572	389	61,729	

Source: 12/31/13 10-K.
(1) Recorded impairment charges of $346 million for Summerlin South and $59 million for the Maryland MPCs in 2010.
(2) Reflects the number of net developable acres of raw land and subdivided land parcels available for new development, but which we currently indend to hold.

7

1 Robust performance throughout the MPC portfolio

Howard Hughes THE HOWARD HUGHES CORPORATION

Acreage sales revenue

Summerlin



($ in millions)
$150
$100
$50
-
$35
$32
$112
$113
2011
2012
2013
TTM 3/31/14

The Woodlands



($ in millions)
$150
$100
$50
-
$92
$117
$107
$112
2011
2012
2013
TTM 3/31/14

Bridgeland



($ in millions)
$150
$100
$50
-
$17
$22
$14
$10
2011
2012
2013
TTM 3/31/14

Sales summary

Summerlin

($ in thousands)	2011	2012	2013	TTM 3/31/14
Acres sold	101	82	316	269
Price / acre[1]	$343	$387	$374	$454
Lots sold	421	400	1,333	1,021
Superpad acre	-	$226	$323	$394

The Woodlands

($ in thousands)	2011	2012	2013	TTM 3/31/14
Acres sold	244	275	174	173
Price / acre	$376	$426	$614	$650
Lots sold	872	979	669	636
Price / lot	$89	$102	$156	$172

Bridgeland

($ in thousands)	2011	2012	2013	TTM 3/31/14
Acres sold	63	81	50	38
Price / acre	$214	$272	$273	$265
Lots sold	289	389	143	94
Price / lot	$52	$56	$77	$80

Market update

Summerlin

- Scarcity of attractive developable residential land in the market and improved new housing demand.
  - Summerlin commands premium pricing in Las Vegas metro area with ~10% historical capture rate on residential lot sales.
- Superpads (~20 acres) sold as less developed parcels to homebuilders at lower price points but at higher margin and less risk.
  - Superpads sold for $520k/acre in 1Q14.

The Woodlands

- In Q3 2012, HHC modified sales program to an auction process, generating a 147% increase in revenue per lot since inception.
  - Six auctions to date, with lot prices increasing significantly at each.
- ExxonMobil relocating corporate campus just south of the Woodlands.
  - 10,000 employees projected to work at new campus by 2015.

Bridgeland

- MPC in early stages of life cycle.
  - Anticipated growth from 1,800 homes and 6,250 residents to 20,000 homes and 65,000 residents.
- On February 27, 2014, received a permit from the Army Corps of Engineers to build on 806 acres of land.
  - Expect to begin lot deliveries by mid-2014.
- Completion of Grand Parkway will connect Bridgeland to Houston's "Energy Corridor" and positively impact land values.

Note:
(1) Excludes 17.2 acres sold for beneficial community uses in 2013 and 10.0 acres sold in 2014.

8

Improving fundamentals in our key MPC markets 9 Houston Las Vegas 1 First big metro to recover all jobs lost during the recession. Woodlands MPC – 1.5x the size of Manhattan. Bridgeland soon to be connected to Energy Corridor. Source: John Burns Real Estate Consulting. New homes sale activity projected to increase 23.5% per annum through 2016. Summerlin is the premier location in a land constrained market. Projected new home sales Projected new home sales Downtown Exxon Campus The Woodlands Bush Intercontinental Airport Hobby Airport 8 99 249 8 GRAND PARKWAY (FUTURE) SAM HOUSTON TOLLWAY HARDY TOLLWAY SAM HOUSTON TOLLWAY ENERGY CORRIDOR Bridgeland Memorial City Mall Galleria Greenspoint Greenway Plaza Texas Medical Center Reliant Stadium Minute Maid Park WELCOME CENTER 6 1960 Eldridge Pkwy West Rd. Huffmeister Barker-Cypress Rd. FM 529 Clay Rd. Fry Rd. Villages Currently Selling Villages Sold Out Future Villages Legend 19.3% CAGR 23.5% CAGR

Operating assets: high-quality, geographically diverse cash flows

2

Howard Hughes
THE HOWARD HUGHES CORPORATION

Segment overview

- Proven stable of high-quality, cash flow generating assets.
- HHC's retail assets include 2.9 million total sq. ft. of leasable area.
- These diversified operating assets have the potential for future growth through redevelopment or repositioning.
- Synergies with MPC and Strategic Development segments.
  - Control customer experience.

Operating assets gross book value



Retail 58%
Office 22%
Other 20%
$1,008 million

Operating assets NOI



($ in millions)
$55
$11
$12
$32
$67
$6
$15
$18
$28
$68
$17
$14
$18
$19
$67
$17
$11
$20
$20
$83
$17
$16
$11
$20
$20
2011
2012
2013
TTM 3/31/14
As adj. TTM 3/31/14
Retail
Office
Other
Seaport / Riverwalk impact(1)
Incremental to TTM NOI

Recently completed projects not fully reflected in NOI



3 Waterway Square

98% leased
Estimated NOI[(2)]:
$6.5 million



One Hughes Landing

98% leased
Estimated NOI[(2)]:
$5.6 million



Riverwalk

99% leased
Estimated NOI[(2)]:
$7.8 million

Note: Includes share of non-consolidated investment NOI and distributions from Summerlin Hospital.
(1) NOI negatively impacted at South Street Seaport and Riverwalk Marketplace. NOI at South Street Seaport includes an approximate $(15.2) million negative impact from Superstorm Sandy. We expect substantially all the lost income from the storm will be covered by insurance. NOI also includes a $(1.3) million negative impact from vacating tenants for redevelopment from Riverwalk Marketplace. Construction began in Q2 2013 and was completed in Q2 2014
(2) Upon stabilization based on in-place rents. $16 million reflects incremental NOI to 2013 from 3 Waterway and One Hughes Landing.

10

3 Unlocking value at our strategic developments

Howard Hughes
THE HOWARD HUGHES CORPORATION

Careful and active stewardship of our assets with rigorous evaluation of risk and economics

ONE Ala Moana



- $240 million development with expected completion by end of 2014.
- 18-story tower above existing parking structure at Ala Moana Center in Honolulu.
- Sold out of all units at an average price ~$1,170 per sq. ft.

Ward Village



- 15-year master plan to transform 60 acres in Honolulu, HI into a world-class urban MPC.
- Fully entitled for 9.3mm total sq. ft. of mixed-use development.
  - Approximately 4,000 condo units.
  - Over 1 million sq. ft. of retail and commercial space.
  - Launched public pre-sales in February 2014 on 482 condominium units.

Downtown Summerlin



- Phase I development with expected completion in 2014.
- 106-acre mixed use urban town center comprised of a fashion center, power center and class A office space.

The Woodlands Commercial



Woodlands Resort & Conference Center



Hughes Landing



Waterway Square Hotel



One Lake's Edge

- Projects underway and recently completed include:
  - 3 Waterway Square, 98% leased.
  - One Hughes Landing, 98% leased.
  - Two Hughes Landing, Hughes Landing Retail and Multifamily (One Lake's Edge).
  - ExxonMobil and Kiewit build-to-suits.
  - Millennium Woodlands Phase II (314 units).
  - The Woodlands Resort and Conference Center and Westin Waterway Hotel.

South Street Seaport



- Phase I redevelopment construction began in Q3 2013 and expected to be completed in 2016.
- The entire Seaport Phase I will comprise approximately 362K sq. ft. of GLA.
- Presented preliminary plans for a second project, which contemplates ~700K sq. ft. of additional space.

11

3

The Woodlands commercial developments

Howard Hughes
THE HOWARD HUGHES CORPORATION

Overview

- Strategy is to develop and hold commercial assets given the strong fundamentals with The Woodlands Town Center and Hughes Landing.
  - Non-strategic commercial land located on fringes of The Woodlands will likely be sold over time.
- Existing Class A office space ~96% occupied.
- ExxonMobil relocation and strong Houston economy driven by the energy sector creating enormous demand for commercial space.
- Increasing land values provide "equity" to support continued commercial development.

Latest demand driver: ExxonMobil



Over 10,000 new direct jobs at ExxonMobil's 385-acre campus just south of The Woodlands

Current active project specifics

- Potential for over 6 million square feet of additional office space, 2,000 residential units, 3+ hotels and 2 condo towers.
- 3 Waterway and One Hughes Landing: ~98% leased 430K SF of Class A office completed in 2013.
- Hughes Landing developments under construction: ExxonMobil build-to-suit (650K SF), 2 Hughes Landing (200K SF office), Whole Foods anchored retail (122K SF) and One Lake's Edge (390 multifamily units).
- Other developments under construction: Millennium Woodlands Phase II (314 multifamily units), Kiewit build-to-suit (95K SF), The Woodlands Resort and Conference Center ($75 million renovation and expansion) and Westin Waterway Hotel (301 keys).

Historical NOI [(1)]

($ in millions)


$6
$6
$10
$10
$22
$22
$23
$23
$33
$9
$24
2010
2011
2012
2013
TTM 3/31/14
Incremental stabilized NOI in completed projects 3 Waterway and One Hughes Landing

(1) NOI for 20/25 Waterway, Waterway Garage Retail, 3 & 4 Waterway, 1400 Woodloch Forest, 9303 New Trails, 2201 Lake Robbins Drive, Millennium Waterway Apartments, The Woodlands Resort & Conference Center, The Club at Carlton Woods and share of non-consolidated investment NOI related to The Woodlands.

12

Downtown Summerlin 13 Overview First phase of a 326-acre mixed use urban town center that will include retail, office, hotel and multi-family residential components incorporated with social, civic and cultural activities to create a vibrant downtown in Summerlin. ~$150 million infrastructure investment by HHC’s predecessor. The development, totaling approximately 1.6 million leasable square feet, will have three components. Fashion center – 1.1 million square feet with anchor stores to be built by Macy’s and Dillard’s. Power center – 283K square feet of power center space. Office – 202K square foot, eight-story class A office building. Pre-leasing with construction started in May 2013 and completion in Q4 2014. Select tenants The Shops at Summerlin Additional controlled land 3

3 Ward Centers / Ward Village

Howard Hughes
THE HOWARD HUGHES CORPORATION

Overview

- Currently includes a 665,000 sq. ft. shopping district with seven specialty centers, ~140 unique shops, a variety of restaurants and an entertainment center, which generates **$24 million of annual NOI**.
- In October 2012, HHC announced plans to create a world-class urban MPC that will transform Ward Centers into Ward Village.
  - 60 acres in Kaka'ako along Ala Moana Beach Park within one mile of Waikiki and downtown Honolulu.
  - Ten minute walk from Ala Moana Center.
- 15-year master plan agreement with the Hawaii Community Development Authority fully entitled for 9.3mm sq. ft. of mixed-use development.
  - Launched public pre-sales of our two Phase I market rate towers on February 1, 2014. As of May 1, 2014, we had received $55 million of buyer deposits, representing approximately $609 million of gross sales revenue assuming the buyers close on the units when completed.
  - Repurposed 60,000 sq. ft. iconic IBM building into world class sales center for Ward Village master plan.
  - Announced Whole Foods Market will open flagship store at Ward Village.

Why Honolulu?

- ✓ 4.1% unemployment rate.
- ✓ Median existing single-family home price of $738,000.
- ✓ Significant lack of housing supply – sold out of all 206 units at ONE Ala Moana at an average price ~$1,170 per sq. ft.


Waikiki
Ala Moana
Kaka'ako
Ward Village





14

3 South Street Seaport

Overview

- Comprised of three mid-rise buildings and the Pier 17 pavilion shopping mall in historic waterfront district on Manhattan.
  - Ranked 26th among the most visited sites around the world by Travel+Leisure with over 9 million people visiting annually.
- Received unanimous approval from NYC Council for Pier 17 redevelopment.
  - Rooftop venue ideal for concerts, films and special events.
  - Construction began in October 2013 and is expected to be completed in 2016.
- Current net book value of $41.0 million.



Downtown retail leads Manhattan retail rent growth



Indexed asking rent(2)
200
180
160
140
120
100
197
171
136
132
119
S-03
F-03
S-04
F-04
S-05
F-05
S-06
F-06
S-07
F-07
S-08
F-08
S-09
F-09
S-10
F-10
S-11
F-11
S-12
F-12
S-13
Manhattan
Midtown
Midtown South
Eastside
Downtown

Source: Real Estate Board of New York, "Spring 2013 Retail Report".

Spring 2014 asking rents in prime retail locations(3)



Eastside Rent
Madison Ave. $1,643
3rd Ave. $264
E. 86th (Lex–2nd) $384
Midtown Rent
E 57th (5th Ave–Park) $1,000
5th Ave (42nd–49th) $1,029
5th Ave (49th–59th) $3,550
B'way & 7th Ave (42nd–47th) $2,407
Midtown South Rent
5th Ave (14th–23rd) $388
Broadway (14th–23rd) $392
34th St. (5th–7th Ave) $883
Downtown Rent
Meatpacking $339
Financial District $226
SoHo $890
West Village $524

Source: Real Estate Board of New York, "Spring 2014 Retail Report".

(1) Excludes leasehold interest.
(2) All available space (ground floor, lower level, upper level, mezzanine) of Major Retail Neighborhoods.
(3) Available ground floor space of Selected Major Retail.

15

Historical financial performance 16 Acreage sales revenue by MPC (1) Operating Assets NOI (2)(3) Development costs ($ in millions) ($ in millions) ($ in millions) (1) 2009-2011 include The Woodlands MPC assuming 100% ownership. (2) NOI negatively impacted at South Street Seaport and Riverwalk Marketplace. NOI at South Street Seaport includes an approximate $(15.2) million negative impact from Superstorm Sandy, of which $(5.6) is included in 2012. We expect substantially all the lost income from the storm will be covered by insurance. NOI also negatively impacted from vacating tenants for redevelopment from Riverwalk Marketplace. Construction began in Q2 2013. (3) Includes NOI of $17.9 million from recently completed projects. (4) Excludes provisions for impairment of $680 million in 2009 and $503 million in 2010. Operating income (4) ($ in millions) Real estate & property expenditures Land / residential development & acquisitions $422 $418

Key takeaways Premier portfolio of master planned communities High-quality, geographically diverse income-producing real estate assets Robust development pipeline with meaningful near-term opportunities Conservative capital structure with low leverage and staggered debt maturities Experienced leadership with significant personal stake in Company 17 1 2 3 4 5

Appendix 18

Financial reconciliations

Howard Hughes
THE HOWARD HUGHES CORPORATION

($ in thousands)	Year ended December 31, 2011 Consolidated properties	2011 Real estate affiliates	2011 Segment basis	2012 Segment basis	2013 Segment basis	Three months ended March 31, 2013 Segment basis	2014 Segment basis	Twelve months ended March 31, 2014 Segment basis
Reconciliation of segment revenue to REP EBT:								
MPC EBT	$ 41,926	$ 8,786	$ 50,712	$ 91,937	$ 130,978	$ 23,271	$ 27,223	$ 134,930
Operating assets EBT	4,789	3,424	8,213	19,468	(2,551)	647	875	(2,323)
Strategic development EBT	3,272	-	3,272	(1,700)	26,010	(941)	7,546	34,497
REP EBT	**$ 49,987**	**$ 12,210**	**$ 62,197**	**$ 109,705**	**$ 154,437**	**$ 22,977**	**$ 35,644**	**$ 167,104**
Reconciliation of REP EBT to GAAP - Net Income:								
REP EBT			$ 62,197	$ 109,705	$ 154,437	$ 22,977	$ 35,644	$ 167,104
Real estate affiliated REP EBT			(12,210)	(3,683)	(14,428)	-	-	(14,428)
General and administrative			(32,342)	(36,548)	(48,466)	(11,171)	(16,882)	(54,177)
Corporate interest income, net			8,595	10,153	(10,575)	2,710	(10,980)	(24,265)
Warrant liability gain (loss)			101,584	(185,017)	(181,987)	(33,027)	(96,440)	(245,400)
Benefit (provision) for income taxes			18,325	(6,887)	(9,570)	(2,479)	(4,773)	(11,864)
Reduction in tax indemnity receivable			-	(20,260)	(1,206)	(1,904)	-	698
Equity in earnings from real estate affiliates			8,578	3,683	14,428	-	-	14,428
Investment in real estate affiliate basis adjustment			(6,053)	-	-	-	-	-
Other income			-	2,125	25,869	-	8,075	33,944
Corporate depreciation			(204)	(814)	(2,197)	(276)	(975)	(2,896)
Net income (loss)			**$ 148,470**	**$ (127,543)**	**$ (73,695)**	**$ (23,170)**	**$ (86,331)**	**$ (136,856)**
Reconciliation of MPC REP EBT to MPC net contribution:								
MPC REP EBT			$ 50,712	$ 91,937	$ 130,978	$ 23,271	$ 27,223	$ 134,930
Plus:								
Cost of land-sales			82,672	89,298	124,040	25,699	23,078	121,419
Depreciation and amortization			26	72	32	7	100	125
Less:								
MPC land/residential development acquisitions expenditures			97,216	107,144	138,328	33,329	28,434	133,433
MPC net contribution			**$ 36,194**	**$ 74,163**	**$ 116,722**	**$ 15,648**	**$ 21,967**	**$ 123,041**

19

Financial reconciliations (cont'd)

($ in thousands)	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2013	Three months ended March 31, 2013	Three months ended March 31, 2014	Twelve months ended March 31, 2014
Reconciliation of total operating assets NOI to total operating assets REP EBT:						
Total operating assets NOI	$ 55,121	$ 61,102	$ 51,233	$ 15,847	$ 14,771	$ 50,157
Equity method investment NOI	(3,894)	(2,783)	(1,533)	(263)	(55)	(1,325)
Distribution from Summerlin Hospital	(3,894)	(2,376)	(2,503)	(2,503)	(1,781)	(1,781)
Total operating assets NOI-consolidated	**47,333**	**55,943**	**47,197**	**13,081**	**12,935**	**47,051**
Straight-line lease and incentives amortization	918	(736)	1,759	(177)	(436)	1,500
Early extinguishment of debt	(11,305)	-	-	-	-	-
Demolition costs	-	-	(2,078)	-	(2,494)	(4,572)
Depreciation and amortization	(20,309)	(23,318)	(31,427)	(6,118)	(9,010)	(34,319)
Write-off of lease intangibles and other	-	-	(2,884)	(2,113)	-	(771)
Equity in earnings from real estate affiliates	3,926	3,683	3,893	2,733	1,805	2,965
Interest expense, net	(12,775)	(16,104)	(19,011)	(6,759)	(1,925)	(14,177)
Less: Partners' share of operating assets REP EBT	425	-	-	-	-	-
Total operating assets Rep EBT	**$ 8,213**	**$ 19,468**	**$ (2,551)**	**$ 647**	**$ 875**	**$ (2,323)**
Operating assets NOI-Equity and cost method investments:						
Millennium Waterway Apartments (Phase I & II)	$ 2,571	$ 1,768	$ (74)	$ -	$ -	$ (74)
Summerlin Baseball Club	-	-	(13)	-	(247)	(260)
Woodlands Sarofim #1	1,489	621	1,417	317	401	1,501
Stewart Title (title company)	1,069	1,876	2,515	399	198	2,314
Forest View/Timbermill Apartments	1,826	487	-	-	-	-
Total NOI-equity investees	**$ 6,955**	**$ 4,752**	**$ 3,845**	**$ 716**	**$ 352**	**$ 3,481**
Adjustments to NOI	(3,862)	(1,476)	(77)	(33)	(31)	(75)
Equity Method Investments REP EBT	**$ 3,093**	**$ 3,276**	**$ 3,767**	**$ 683**	**$ 321**	**$ 3,405**
Less: Joint venture partner's share of REP EBT	(3,061)	(1,969)	(2,377)	(453)	(297)	(2,221)
Equity in earnings (loss) from real estate affiliates	32	1,307	1,390	230	24	1,184
Distributions from Summerlin Hospital Investment	3,894	2,376	2,503	2,503	1,781	1,781
Segment equity in earnings (loss) from real estate affiliates	**$ 3,926**	**$ 3,683**	**$ 3,893**	**$ 2,733**	**$ 1,805**	**$ 2,965**
Company's share of equity method investments NOI:						
Millennium Waterway Apartments (Phase I & II)	$ 2,148	$ 1,477	$ -	$ -	$ -	$ -
Summerlin Baseball Club	-	-	(7)	-	(124)	(131)
Woodlands Sarofim #1	298	124	283	63	80	300
Stewart Title (title company)	535	938	1,257	200	99	1,156
Forest View/Timbermill Apartments	913	244	-	-	-	-
Total NOI-equity investees	**$ 3,894**	**$ 2,783**	**$ 1,533**	**$ 263**	**$ 55**	**$ 1,325**

20

Financial reconciliations (cont’d) 21 March 31, ($ in thousands) 2011 2012 2013 2014 Reconciliation of Net debt to GAAP Total debt Mortgages, notes and loans payable 606,477 688,312 1,514,623 1,559,381 Total debt 606,477 688,312 1,514,623 1,559,381 Less: Cash and cash equivalents (227,566) (229,197) (894,948) (827,087) Net Debt 378,911 $ 459,115 $ 619,675 $ 732,294 $ Year ended December 31,